Exhibit 10.1

AMENDMENT 4 TO ACQUISITION AGREEMENT

This Amendment 4 to Acquisition Agreement (this “Amendment”), dated August 8th, 2016 is entered into by and among China United Insurance Service, Inc., a company with limited liability incorporated under the laws of Delaware (“CUIS”) and the selling shareholders of Action Holdings Financial Limited (“AHFL”) as listed in Schedule I of this Amendment (the “Selling Shareholders”) .

CUIS and the Selling Shareholders are collectively referred to as the “Parties” and each a “Party” under this Amendment.

WHEREAS, the Parties entered into the Acquisition Agreement on August 24, 2012 (the “Agreement”), pursuant to which CUIS acquired any and all issued and outstanding shares of AHFL and became the sole shareholder of AHFL.

WHEREAS, the Company and the selling shareholders of AHFL entered into a third Amendment to the Agreement (the “Third Amendment”), pursuant to which, on or prior to June 30, 2016, (i) the Company is committed to complete the listing of the Company’s shares in a major capital market, where the net proceeds raised through such public offering financing shall be at least US$10,000,000; (ii) the Company is committed to distribute the cash payment in the amount of NT$22.5 million (approximately US$676,466), on a pro rata basis, to the selling shareholders of AHFL and issue 5 million common shares to its selected employees pursuant to its employee stock/option plan, or any alternative plan mutually accepted by the Company and such selling shareholders; and (iii) failure to timely complete either of the above-mentioned criteria shall be deemed as a material breach of the Company under Article 8 of the Acquisition Agreement, whereby the non-breaching party shall be entitled to terminate the Acquisition Agreement and unwind the acquisition of AHFL by CUIS and restore the status quo of the Company and the Selling Shareholders as if the said acquisition had never happened.

WHEREAS, the Company has been actively working towards its listing in a major capital market, where the existence of such termination right under the Third Amendment is actually to the detriment of such listing process. The Selling Shareholders acknowledge the efforts made by the Company and agree to terminate the Third Amendment and amend certain provisions of Sections 2.2 of the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to and on the terms and conditions set forth herein, the Parties hereto agree as follows:

The Third Amendment is hereby terminated effective on the Effective Date set forth hereof above.

To amend and restate Sections 2.2(iii) and (iv):

(iii) pay NT$15 million to the Selling Shareholders in the amounts set forth opposite each Selling Shareholder's name on Schedule I on or prior to March 31, 2017 or at any other time or in any other manner otherwise agreed upon by and among the Parties; (iv) pay NT$4,830,514 to the Selling Shareholders in the amounts set forth opposite each Selling Shareholder's name on Schedule I on July 21, 2016.

Except amended by this Amendment, any other provision of the Agreement shall remain unchanged. This Amendment together with the Agreement and any subsequent amendment shall constitute the entire agreement among the Parties with respect to the subject matter of the Agreement and shall supersede all previous communications of the Parties in respect of the subject matter of the Agreement. This Amendment is made in one or more counterparts, all of which will be considered one and the same agreement and will become effective. When one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

IN WITNESS WHEREOF the Parties hereto have executed this Amendment as of the day and year first above written.

China United Insurance Service, Inc.

By:	/s/ Yi-Hsiao Mao
Name:	Yi-Hsiao Mao
Title:	Director

By: /s/ MAO YI HSIAO Name: MAO YI HSIAO	By: /s/ CHOU CHUNG HSIEN Name: CHOU CHUNG HSIEN
By: /s/ CHEN HUNG JU Name: CHEN HUNG JU	By: /s/ YU HENG CHI Name: YU HENG CHI
By: /s/ CHENG MIN LUNG Name: CHENG MIN LUNG	By: /s/ CHEN HSIN CHU Name: CHEN HSIN CHU
By: /s/ LEE TSUN HSING Name: LEE TSUN HSING	By: /s/ CHEN SHU TZU Name: CHEN SHU TZU
By: /s/ YEH FU CHAO Name: YEH FU CHAO	By: /s/ CHEN YING CHANG Name: CHEN YING CHANG
By: /s/ HSU MING CHU Name: HSU MING CHU	By: /s/ CHEN YI CHING Name: CHEN YI CHING
By: /s/ YU WANG CHIN Name: YU WANG CHIN	By: /s/ YANG LI LING Name: YANG LI LING
By: /s/ WANG LING SHUEH Name: WANG LING SHUEH	By: /s/ CHEN PO CHIANG Name: CHEN PO CHIANG
By: /s/ CHEN HSIAO HUNG Name: CHEN HSIAO HUNG	By: /s/ CHIANG WEN TE Name: CHIANG WEN TE
By: /s/ LI BI E Name: LI BI E	By: /s/ LIN KUNG YEN Name: LIN KUNG YEN
By: /s/ YANG CHE CHIA Name: YANG CHE CHIA	By: /s/ HONG ZHONG NAN Name: HONG ZHONG NAN
By: /s/ CHOU SHIOU HUEI Name: CHOU SHIOU HUEI	By: /s/ JIAN SU HUA Name: JIAN SU HUA
By: /s/ HSU YA LIN Name: HSU YA LIN	By: /s/ HAO CHIEH Name: HAO CHIEH
By: /s/ WANG JEN CHUAN Name: WANG JEN CHUAN	By: /s/ WANG MEI HUI Name: WANG MEI HUI
By: /s/ LIAO YUNG MING Name: LIAO YUNG MING	By: /s/ LIU TA WEI Name: LIU TA WEI
By: /s/ CHANG CHIEN HAN CHUNG Name: CHANG CHIEN HAN CHUNG	By: /s/ CHENG HSING LING Name: CHENG HSING LING

By: /s/ YANG HSIU YUN Name: YANG HSIU YUN	By: /s/ LIN TING HUA Name: LIN TING HUA
By: /s/ LIN CHU CHUN Name: LIN CHU CHUN	By: /s/ LEE YAO TUNG Name: LEE YAO TUNG
By: /s/ TSAI CHIH HUNG Name: TSAI CHIH HUNG	By: /s/ HUANG SHU JHEN Name: HUANG SHU JHEN
By: /s/ TSAI KUO SUNG Name: TSAI KUO SUNG	By: /s/ CHAO HUI HSIEN Name: CHAO HUI HSIEN
By: /s/ WU CHI TAI Name: WU CHI TAI	By: /s/ HSU PEI YU Name: HSU PEI YU
By: /s/ CHEN HSUAN YU Name: CHEN HSUAN YU	By: /s/ TU WEI PIN Name: TU WEI PIN
By: /s/ JIANG KAI WEI Name: JIANG KAI WEI	By: /s/ TU CHENG WEI Name: TU CHENG WEI
By: /s/ LIN CHUN WEI Name: LIN CHUN WEI	By: /s/ CHAN HUI YING Name: CHAN HUI YING
By: /s/ TU WEN TI Name: TU WEN TI	By: /s/ CHUANG YUNG CHI Name: CHUANG YUNG CHI
By: /s/ SHEN WEN CHE Name: SHEN WEN CHE	By: /s/ CHIN LI HSUN Name: CHIN LI HSUN
By: /s/ HSIEH TUNG CHI Name: HSIEH TUNG CHI	By: /s/ YEH JEI HUA Name: YEH JEI HUA
By: /s/ CHEN YU ZHEN Name: CHEN YU ZHEN	By: /s/ LIN CHIN CHIANG Name: LIN CHIN CHIANG
By: /s/ TSAO CHIH TANG Name: TSAO CHIH TANG	By: /s/ SHIH YEN CHIN Name: SHIH YEN CHIN
By: /s/ CHENG YA FEN Name: CHENG YA FEN	By: /s/ CHEN HSIANG LI Name: CHEN HSIANG LI
By: /s/ HUANG CHUN CHIEH Name: HUANG CHUN CHIEH	By: /s/ LIU YU FANG Name: LIU YU FANG

By: /s/ TUNG SU LAN Name: TUNG SU LAN	By: /s/ CHANG HUI CHUN Name: CHANG HUI CHUN
By: /s/ YEN YU HSUN Name: YEN YU HSUN	By: /s/ YEH WAN YU Name: YEH WAN YU
By: /s/ CHEN MING HSIU Name: CHEN MING HSIU	By: /s/ YANG HSIANG HUI Name: YANG HSIANG HUI
By: /s/ NIEN HUI CHU Name: NIEN HUI CHU	By: /s/ CHIH YING PEI Name: CHIH YING PEI
By: /s/ SHEN KAI FONG Name: SHEN KAI FONG	By: /s/ WANG LING SHIH Name: WANG LING SHIH
By: /s/ CHEN HSIAO MEI Name: CHEN HSIAO MEI	By: /s/ CHENG YEN WEN Name: CHENG YEN WEN
U-Li Investment Consulting Enterprise Co., Ltd. By: /s/ LEE SHU FEN Name: LEE SHU FEN Title: Director	Marcopolo Investment Company Ltd. By: /s/ CHOU CHUNG HSIEN Name: CHOU CHUNG HSIEN Title: Director
CHENG HENG Investment Co., Ltd. By: /s/ YU HENG CHI Name: YU HENG CHI Title: Director	HONG YUAN Investment Co., Ltd. By: /s/ LEE TSUN HSING Name: LEE TSUN HSING Title: Director
FENG SHOU Investment Co., Ltd. By: /s/ CHEN HUNG JU Name: CHEN HUNG JU Title: Director	By: /s/ CHEN CHANG CHIH Name: CHEN CHANG CHIH

China United Insurance Service, Inc.
No.	Shareholder Name	Amount of Cash Paid to the Selling Shareholders on or prior to March 31, 2017	Amount of Cash Paid to the Selling Shareholders on July 21, 2016
1	MAO YI HSIAO	1,366,117	586,250
2	CHOU CHUNG HSIEN	91,941	39,455
3	CHEN HUNG JU	974,276	418,096
4	YU HENG CHI	487,345	209,137
5	CHENG MIN LUNG	583,112	250,234
6	CHEN HSIN CHU	155,285	66,638
7	LEE TSUN HSING	20,633	8,854
8	CHEN SHU TZU	103,089	44,239
9	YEH FU CHAO	109,494	46,988
10	CHEN YING CHANG	206,357	88,555
11	HSU MING CHU	315,082	135,213
12	CHEN YI CHING	40,122	17,218
13	YU WAN CHIN	33,440	14,350
14	YANG LI LING	100,036	42,929
15	WANG LING SHUEH	8,345	3,581
16	CHEN PO CHIANG	8,741	3,751
17	CHEN HSIAO HUNG	36,292	15,574
18	CHIANG WEN TE	380,343	163,219
19	LE BI E	26,914	11,550
20	LIN KUNG YEN	38,362	16,462
21	YANG CHE CHIA	98,248	42,162
22	HONG ZHONG NAN	43,317	18,589
23	CHOU SHIOU HUEI	26,049	11,178

China United Insurance Service, Inc.
No.	Shareholder Name	Amount of Cash Paid to the Selling Shareholders on or prior to March 31, 2017	Amount of Cash Paid to the Selling Shareholders on July 21, 2016
24	JIAN SU HUA	37,669	16,165
25	HSU YA LIN	170,464	73,152
26	HAO CHIEH	40,020	17,174
27	WANG JEN CHUAN	14,514	6,229
28	WANG MEI HUI	7,457	3,200
29	LIAO YUNG MING	29,793	12,785
30	LIU TA WEI	102,102	43,816
31	CHANG CHIEN HAN CHUNG	50,507	21,674
32	CHENG HSING LING	40,319	17,302
33	YANG HSIU YUN	20,126	8,637
34	LIN TING HUA	101,928	43,741
35	LIN CHU CHUN	34,232	14,690
36	LEE YAO TUNG	27,535	11,816
37	TSAI CHIH HUNG	42,855	18,391
38	HUANG SHU CHEN	6,651	2,854
39	TSAI KUO SUNG	96,892	41,580
40	WU CHI TAI	14,053	6,031
41	HSU PEI YU	15,215	6,529
42	CHEN HSUAN YU	37,659	16,161
43	TU WEI PIN	38,304	16,438
44	JIANG KAI WEI	29,187	12,525
45	TU CHENG WEI	25,681	11,021
46	LIN CHUN WEI	6,589	2,828
47	CHAN HUI YING	7,688	3,299
48	CHAO HUI HSIEN	115,275	49,468
49	TU WEN TI	32,531	13,960

China United Insurance Service, Inc.
No.	Shareholder Name	Amount of Cash Paid to the Selling Shareholders on or prior to March 31, 2017	Amount of Cash Paid to the Selling Shareholders on July 21, 2016
50	CHUANG YUNG CHI	35,360	15,175
51	SEHN WEN CHE	39,684	17,030
52	CHIN LI HSUN	20,206	8,671
53	HSIEH TUNG CHI	30,440	13,064
54	YEH JEI HUA	37,886	16,258
55	CHEN YU ZHEN	10,103	4,335
56	LIN CHIN CHIANG	12,558	5,390
57	TSAO CHIH TANG	3,293	1,413
58	SHIH YEN CHIN	10,224	4,387
59	CHENG YA FEN	6,627	2,845
60	CHEN HSIANG LI	10,224	4,387
61	HUANG CHUN CHIEH	10,224	4,387
62	LIU YU FANG	10,224	4,387
63	TUNG SU LAN	6,890	2,957
64	CHANG HUI CHUN	20,460	8,780
65	YEN YU HSUN	5,819	2,497
66	YEH WAN YU	10,224	4,387
67	CHEN MING HSIU	6,890	2,957
68	YANG HSIANG HUI	10,224	4,387
69	NIEN HUI CHU	10,224	4,387
70	CHIH YIN PEI	10,224	4,387
71	SHEN KAI FONG	3,334	1,431
72	WANG LING SHIH	3,596	1,544
73	CHEN HSIAO MEI	3,596	1,544
74	CHENG YEN WEN	3,596	1,544

China United Insurance Service, Inc.
No.	Shareholder Name	Amount of Cash Paid to the Selling Shareholders on or prior to March 31, 2017	Amount of Cash Paid to the Selling Shareholders on July 21, 2016
75	U-Li Investment Consulting Enterprise Co., Ltd.	5,107,500	585,290
76	Marcopolo Investment Company Ltd.	909,254	390,193
77	CHENG HENG Investment Co., Ltd.	858,740	368,516
78	HONG YUAN Investment Co., Ltd.	626,375	268,800
79	FENG SHOU Investment Co., Ltd.	757,712	325,161
80	CHEN CHANG CHIH	10,103	4,335
Total		NT$15 MILLION	NT$4,830,514